Exhibit 10.24
===============================================================================

                            INTERCREDITOR AGREEMENT

                            Dated as of May 1, 2001

                                      among

                             BANK OF AMERICA, N.A.,
                  as Agent for Various Financial Institutions,

                                      and

                    CERTAIN OTHER CREDITORS OF PENTAIR, INC.

===============================================================================

                                TABLE OF CONTENTS

                                                                           Page

Section 1.     Definitions....................................................2

Section 2.     Sharing of Recoveries..........................................3

Section 3.     Agreements Among the Creditors.................................5

          Section 3.1     Independent Actions by Creditors....................5

          Section 3.2     Relation of Creditors...............................5

Section 4.     Miscellaneous..................................................5

          Section 4.1     Entire Agreement....................................5

          Section 4.2     Notices.............................................5

          Section 4.3     Successors and Assigns..............................5

          Section 4.4     Further Assurances..................................5

          Section 4.5     Additional Other Creditors..........................5

          Section 4.6     Governing Law.......................................6

          Section 4.7     Counterparts........................................6

          Section 4.8     Severability........................................6

          Section 4.9     Submission to Jurisdiction; Waiver of Jury Trial....6

SCHEDULE I            -      Other Creditors and Other Creditor Agreements

SCHEDULE II           -      Other Creditor Guaranties

EXHIBIT A             -      Form of Other Creditor Supplement

                             INTERCREDITOR AGREEMENT

         This INTERCREDITOR AGREEMENT dated as of May 1, 2001 is among BANK OF AMERICA, N.A., as a bank and in its capacity as agent for the financial institutions which are parties to the Bank Credit Agreements (as defined below)(the "Agent" and, together with the other financial institutions which are
            -----
parties to the Bank Credit Agreements from time to time, the "Lenders"), and the
                                                              -------
Other Creditors (as defined below) which from time to time are parties hereto.

                                    RECITALS

         A. Pursuant to the 364-Day Credit Agreement dated as of September 2, 1999 (as amended, restated or otherwise modified from time to time, the "364-Day
                                                                         -------
Credit Agreement"), among Bank of America, N.A., as administrative agent,
----------------
Pentair, Inc. (the "Company") and certain of the Lenders, certain of the Lenders
                    -------
have made available to the Company credit facilities in an aggregate principal amount up to $335,000,000 (all amounts outstanding in respect of such credit facilities being collectively referred to as the "364-Day Loans").
                                                  -------------

         B. Pursuant to the Long Term Credit Agreement dated as of September 2, 1999 (as amended, restated or otherwise modified from time to time, the "Long
                                                                         ----
Term Credit Agreement" and, together with the 364-Day Credit Agreement, the
---------------------
"Bank Credit Agreements") among Bank of America, N.A., as administrative agent,
 ----------------------
the Company, Pentair UK Limited, Pentair Canada Inc., EuroPentair GmbH and certain of the Lenders, certain of the Lenders have made available to the Company credit facilities in an aggregate principal amount up to $375,000,000 (all amounts outstanding in respect of such credit facilities being collectively referred to as the "Long Term Loans" and, collectively with the 364-Day Loans,
                    ---------------
the "Loans").
     -----

         C. Pursuant to the agreements set forth on Schedule I hereto, and
                                                    ----------
pursuant to other agreements that the Company may from time to time hereafter enter into as described in Section 4.5 below (each of such existing and future
                           -----------
agreements, as amended, restated or otherwise modified from time to time, an "Other Creditor Agreement"), with or in favor of one or more creditors of the
 ------------------------
Company (each, in its capacity as a party to or beneficiary of any Other Creditor Agreement, an "Other Creditor"), the Company has and may from time to
                        --------------
time incur obligations to the Other Creditors (the "Other Creditor
                                                    --------------
Obligations").
-----------

         D. The Company has agreed to cause various subsidiaries of the Company (such Subsidiaries, as changed from time to time in accordance with the Bank Credit Agreements, collectively the "Subsidiary Guarantors") to guarantee
                                     ---------------------
payment of the Loans and other obligations of the Company under the Bank Credit Agreements pursuant to a Subsidiary Guaranty dated as of May 1, 2001 (as amended, restated or otherwise modified from time to time, the "Lender
                                                                ------
Guaranty").
--------

         E. The Subsidiary Guarantors have entered into the other guaranties set forth on Schedule II hereto and may from time to time hereafter enter into other
         -----------
guaranties (each of such
existing and future guaranties, as amended, restated or otherwise modified from time to time, an "Other Creditor Guaranty"), pursuant to which the Subsidiary
                  -----------------------
Guarantors have guaranteed or will guaranty the payment of the principal of, premium, if any, and interest on the applicable Other Creditor Obligations and the payment and performance of all other obligations of the Company under the applicable Other Creditor Agreements.

         F. The Lender Guaranty and the Other Creditor Guaranties, together with any other guaranty made by any subsidiary of the Company after the date of this Agreement of the obligations under either Bank Credit Agreement or any Other Creditor Agreement, are each hereinafter referred to as a "Subsidiary Guaranty"
                                                           -------------------
and collectively as the "Subsidiary Guaranties."
                         ---------------------

         G. The Lenders and the Other Creditors have reached certain agreements with respect to the interests of each under the Subsidiary Guaranties and have agreed to set forth such agreements in this Intercreditor Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        Definitions.
                  -----------

         For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below (such meanings to be applicable to both the singular and plural forms of such terms):

         Bankruptcy Proceeding means, with respect to the Company or any
         ---------------------
Subsidiary Guarantor, a general assignment by such entity for the benefit of its creditors, or the institution by or against such entity of any proceeding seeking relief as debtor, or seeking to adjudicate such entity as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such entity or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such entity or for any substantial part of its property.

         Creditor means each Lender and each Other Creditor which is or from
         --------
time to time becomes a party hereto.

         Derivatives Obligation means any obligation of the Company in respect
         ----------------------
of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction or currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

         Excess Subsidiary Payment means as to any Creditor an amount equal to
         -------------------------
the Subsidiary Payment received by such Creditor less the Pro Rata Share of
                                                 ----
Subsidiary Payments to which such Creditor is then entitled.

         Letter of Credit means any letter of credit issued pursuant to the Long
         ----------------
Term Credit Agreement.

         Maximum Available Amount means, with respect to any Letter of Credit as
         ------------------------
of any date of determination, the maximum amount which may be drawn under such Letter of Credit (whether or not the beneficiary thereof shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letter of Credit).

         Pro Rata Share of Subsidiary Payments means, as of the date of any
         -------------------------------------
Subsidiary Payment to a Creditor, an amount equal to the product obtained by multiplying (x) the amount of all Subsidiary Payments made by the applicable Subsidiary Guarantor to all Creditors concurrently with such Subsidiary Payment to such Creditor less all reasonable costs incurred by such Creditors in
                 ----
connection with the collection of such Subsidiary Payments by (y) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect in the denominator to the application of any such Subsidiary Payments).

         Receiving Creditor shall have the meaning assigned thereto in Section
         ------------------                                            -------
2.
-

         Specified Amount means as to any Creditor the aggregate amount of the
         ----------------
Subject Obligations owed to such Creditor.

         Subject Obligations means all principal of, premium, if any, and
         -------------------
interest on the Other Creditor Obligations and the Loans and all other obligations (including (i) contingent obligations under Letters of Credit and
(ii) any make-whole amounts or similar obligations) of the Company under or in respect of the Other Creditor Obligations and the Loans and under the Other Creditor Agreements and the Bank Credit Agreements and any other obligations of the Company to the Lenders which are guaranteed by the Lender Guaranty, including any Derivatives Obligation owing to any Lender or any affiliate of any Lender. For purposes of determining the principal amount of "Subject
                                                             -------
Obligations" pursuant to Section 2, the principal amount of Letters of Credit
-----------              ---------
shall be the sum of (i) the amount of unreimbursed drawings thereunder and (ii) the Maximum Available Amount thereof.

         Subsidiary Obligations means the obligations of the Subsidiary
         ----------------------
Guarantors under the Subsidiary Guaranties.

         Subsidiary Payments shall have the meaning assigned thereto in Section
         -------------------                                            -------
2.
-

SECTION 2.        Sharing of Recoveries.
                  ---------------------

         Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor) made by any Subsidiary Guarantor on account of any Subsidiary Obligation ("Subsidiary
                                                                      ----------
Payments") (x) within 90 days prior to the commencement of, and during the
--------
continuance of, a Bankruptcy Proceeding with respect to any Subsidiary Guarantor or the Company or (y) within 90 days prior to, or at any time on or after, the date of the acceleration of any Subject Obligation (or, in the case of any guaranty, any claim thereunder for the full amount owing on the underlying obligation on account of an event of default with respect thereto), shall be shared so that each Creditor shall have received its Pro Rata Share of Subsidiary Payments. Accordingly, each Creditor hereby agrees that if (a) an event described in clause (x) or (y) above shall have occurred, (b) any Creditor shall have received a Subsidiary Payment (a "Receiving Creditor"), and (c) any
                                             ------------------
other Creditor shall not have concurrently received its Pro Rata Share of Subsidiary Payments from the same Subsidiary Guarantor, then the Receiving Creditor shall promptly remit the Excess Subsidiary Payment to the other Creditors which are then entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this Section 2) each Creditor shall have received its Pro Rata Share
                 ---------
of Subsidiary Payments.

         Any remittances pursuant to the foregoing paragraph shall be deemed to constitute purchases by the Receiving Creditor for cash at face value, but without recourse, ratably from the other Creditors such amount of Subject Obligations of the other Creditors as is necessary to cause the Receiving Creditor to share its Excess Subsidiary Payment with the other Creditors as provided above; provided that if such purchase is made by any Receiving Creditor
                --------
and such Excess Subsidiary Payment or part thereof is thereafter recovered from such Receiving Creditor by or on behalf of any Subsidiary Guarantor (including, without limitation, by any trustee in bankruptcy of any Subsidiary Guarantor or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Subsidiary Payment so recovered, but without interest; and provided,
                                                                  --------
further, that nothing herein contained shall obligate any Creditor to resort to
-------
any setoff, application of deposit balance or other means of payment for any Subject Obligation or avail itself of any recourse by resort to any property of any Subsidiary Guarantor, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

         All Subsidiary Payments received by any Lender (directly, pursuant to the sharing provisions of this Section 2 or otherwise) which would be applied to
                               ---------
a contingent obligation under any Letter of Credit pursuant to this Section 2
                                                                    ---------
shall be remitted to the Agent to be held as collateral for such Letter of Credit. If such Letter of Credit is drawn upon, the Agent shall distribute an amount equal to the lesser of such draw and the amount of cash held as collateral for such Letter of Credit to each Lender entitled thereto, ratably based upon its share thereof under the Long Term Credit Agreement. If and to the extent such Letter of Credit expires or terminates (or the Maximum Available Amount thereof is otherwise reduced), the amount of cash held as collateral therefor shall be considered a new Subsidiary Payment and shall be shared in accordance with the provisions of this Section 2.
                                       ---------

SECTION 3.             Agreements Among the Creditors.
                       ------------------------------

         Section 3.1   Independent Actions by Creditors. Nothing contained
                       --------------------------------
in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from any Subsidiary Guarantor on, any Subject Obligation to such Creditor or from instituting legal action against any Subsidiary Guarantor to obtain a judgment or other legal process in respect of any Subject Obligation, but any funds received from any Subsidiary Guarantor in connection with any recovery therefrom shall be subject to the terms of this Agreement.

         Section 3.2   Relation of Creditors. This Agreement is entered into
                       ---------------------
solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Company or any Subsidiary Guarantor or of any other circumstance bearing upon the risk of nonpayment of any Subject Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Company or any Subsidiary Guarantor and nothing contained herein shall limit or in any way modify any of the obligations of the Company or any Subsidiary Guarantor to the Creditors.

SECTION 4.             Miscellaneous.
                       -------------

         Section 4.1   Entire Agreement. This Agreement represents the entire
                       ----------------
Agreement among the Creditors and this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement (including, without limitation, any Other Creditor that becomes a party hereto after the date hereof).

         Section 4.2   Notices. Notices hereunder shall be in writing (including
                       -------
facsimile transmission) and shall be given to the applicable Creditor at its address set forth below its signature hereto or at such other address as it may designate by a written notice to the other parties hereto.

         Section 4.3   Successors and Assigns. This Agreement shall be binding
                       ----------------------
upon and inure to the benefit of each of the Creditors and their respective successors and assigns, and the term "Creditor" shall include any subsequent holder of Subject Obligations.

         Section 4.4   Further Assurances. Each Creditor agrees to do such
                       ------------------
 further acts and things and to execute and deliver such additional agreements, powers and instruments as any other Creditor may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto such other Creditor its respective rights, powers and remedies hereunder.

         Section 4.5   Additional Other Creditors. The Company may from time to
                       --------------------------
time designate additional agreements as Other Creditor Agreements hereunder and the entities providing financial accommodations under such agreements as Other Creditors hereunder; provided that the execution and delivery of such additional
                     --------
agreement and the incurrence by the

Company of the obligations to be incurred thereunder are permitted under each Bank Credit Agreement and each existing Other Creditor Agreement. The designation of additional Other Creditor Agreements and additional Other Creditors pursuant to this Section 4.5 shall be effected by the execution and
                           -----------
delivery to the Agent by the Company and the proposed Other Creditor of a duly completed supplement, substantially in the form of Exhibit A (an "Other
                                                   ---------      -----
Creditor Supplement"). Upon delivery of a duly executed Other Creditor
-------------------
Supplement to the Agent, the Other Creditor and the Other Creditor Agreement designated therein shall be an Other Creditor and an Other Creditor Agreement, respectively, for all purposes of this Agreement and such designated Other Creditor shall have all the rights and obligations of an Other Creditor under this Agreement. Promptly after the designation of any agreement as an Other Creditor Agreement, the Company shall distribute to each Creditor a revised
Schedule I which specifies the updated list of Other Creditor Agreements and
----------
Other Creditors. If any Other Creditor Agreement shall expire or otherwise terminate, the Company shall deliver to the Agent and the applicable Other Creditor a notice of such expiration or termination. In addition, the Company shall distribute to the Agent and each Creditor a revised Schedule I which
                                                          ----------
specifies the updated list of Other Creditor Agreements and Other Creditors.

         Section 4.6   Governing Law. This Agreement shall be construed in
                       -------------
accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         Section 4.7   Counterparts. This Agreement may be executed in any
                       ------------
number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 4.8   Severability. In case any one or more of the provisions
                       ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         Section 4.9   Submission to Jurisdiction; Waiver of Jury Trial. ANY
                       ------------------------------------------------
LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT (OR ITS CONSENT TO SUCH EXECUTION AND DELIVERY BY ITS REPRESENTATIVE), EACH CREDITOR (I) CONSENTS TO THE JURISDICTION OF SUCH COURTS; (II) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO
                  --------------------
THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS AGREEMENT; AND (III) WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW; AND
(IV) WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING

OUT OF OR RELATED TO THIS AGREEMENT, WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                            BANK OF AMERICA, N.A.,
                                 as a Lender and as Agent for the Lenders under each of the Long Term Credit Agreement and the 364-Day Credit Agreement

                            By:________________________________________________
                            Title:_____________________________________________

                                 1455 Market Street, 12th Floor
                                 Mail Code CA5-701-12-09
                                 San Francisco, California 94103
                                 Attention:  Gary Gordon Flieger,
                                             Vice President

                            AMERICAN UNITED LIFE INSURANCE
                            COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 One American Square
                                 Post Office Box 368
                                 Indianapolis, Indiana 46206
                                 Attention:  Christopher D. Pahlke,
                                             Securities Department

                            KNIGHTS OF COLUMBUS

                            By:________________________________________________
                            Title:_____________________________________________

                                 One Columbus Plaza
                                 New Haven, Connecticut 06510-3326
                                 Attention:  Investment Department

                            LUTHERAN BROTHERHOOD

                            By:________________________________________________
                            Title:_____________________________________________

                                 625 Fourth Avenue South
                                 10th Floor
                                 Minneapolis, Minnesota 55415
                                 Attention: Keri Reich

                            MUTUAL OF OMAHA INSURANCE
                            COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 Mutual of Omaha Plaza
                                 Omaha, Nebraska 68175
                                 Attention:   Investment Division

                            NATIONWIDE LIFE INSURANCE COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 One Nationwide Plaza (1-33-07)
                                 Columbus, Ohio 43215-2210
                                 Attention:   Corporate Fixed-Income Securities

                            THE STATE LIFE INSURANCE COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 c/o American United Life Insurance Company
                                 One American Square
                                 Post Office Box 368
                                 Indianapolis, Indiana 46206
                                 Attention:  Christopher D. Pahlke,
                                             Securities Department

                            UNITED OF OMAHA LIFE INSURANCE
                            COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 Mutual of Omaha Plaza
                                 Omaha, Nebraska 68175
                                 Attention:   Investment Division

                                 AMERICAN GENERAL LIFE INSURANCE
                                 COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 c/o American General Corporation
                                 2929 Allen Parkway
                                 Houston, Texas 77019-2155
                                 Attention:  Investment Research Department,
                                             A37-01

                            THE VARIABLE ANNUITY LIFE INSURANCE
                            COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 c/o American General Corporation
                                 2929 Allen Parkway
                                 Houston, Texas 77019-2155
                                 Attention:  Investment Research Department,
                                             A37-01

                            AID ASSOCIATION FOR LUTHERANS

                            By:________________________________________________
                            Title:_____________________________________________

                                 4321 North Ballard Road
                                 Appleton, Wisconsin 54919
                                 Attention:  Investment Department

                            INDIANAPOLIS LIFE INSURANCE COMPANY
                                 By:  Americus Capital Management Group Inc.,
                                 authorized agent

                            By:________________________________________________
                            Title:_____________________________________________

                                 c/o Americus Capital Management Group Inc.
                                 699 Walnut Street, Suite 300
                                 Des Moines, Iowa 50309
                                 Attention:  Tamara Harmon

                            LONDON LIFE INSURANCE COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 100 Osborne Street North
                                 Winnipeg, Canada R3C3A5
                                 Attention:  Bond Investments- 2C

                            BERKSHIRE LIFE INSURANCE COMPANY

                            By:________________________________________________
                            Title:_____________________________________________

                                 700 South Street
                                 Pittsfield, Massachusetts 01201
                                 Attention:   Securities Department

                            AMERITAS VARIABLE LIFE INSURANCE
                            COMPANY,
                                 by Ameritas Investment Advisors, Inc. as Agent

                            By:________________________________________________
                            Title:_____________________________________________

                                 5900 "O" Street
                                 Lincoln, Nebraska 68510-2234
                                 Attention:   James Mikus

                            THE PRUDENTIAL ASSURANCE COMPANY
                            LIMITED

                            By:________________________________________________
                            Title:_____________________________________________

                                 Prudential Portfolio Managers Limited
                                 Private Finance Group
                                 Laurence Pountney Hill
                                 London EC4R 0HH
                                 Attention:  Dagmar Kent
                                             PANTHER CDO I B.V.

                            By:________________________________________________
                            Title:_____________________________________________

                                 M&G Investment Management Limited
                                 Laurence Pountney Hill
                                 London EC4R 0HH
                                 Attention:

                            U.S. BANK NATIONAL ASSOCIATION

                            By:________________________________________________
                            Title:_____________________________________________

                                 601 Second Avenue
                                 Minneapolis, Minnesota 55402-4302
                                 Attention: Mark R. Olmon

Acknowledged and Consented to:

PENTAIR, INC.

By:___________________________
Title:________________________

                                   EXHIBIT A

                       Form of Other Creditor Supplement

         This OTHER CREDITOR SUPPLEMENT is made as of ________________ among Bank of America, N.A., as Agent for purposes of this Other Creditor Supplement (the "Agent"), Pentair, Inc. (the "Company") and _____________ (the
      -----                        -------
"New Other Creditor").
 ------------------

                                    RECITALS

         Bank of America, N.A., as agent for certain Lenders, and certain other financial institutions are parties to an Intercreditor Agreement dated as of May 1, 2001 (together with any amendments or supplements thereto, the "Agreement"),
                                                                   ---------
relating to guaranties issued by certain subsidiaries of the Company (collectively the "Guarantors"). Section 4.5 of the Agreement contemplates that
                   ----------
the Company may designate additional "Other Creditor Agreements" and "Other Creditors" (as defined therein) which shall be entitled to participate in the Agreement by executing an Other Creditor Supplement accepting the terms of the Agreement.

         The New Other Creditor has entered into a  [DESCRIBE OTHER CREDITOR
                                                   -------------------------
AGREEMENT]     dated __________ (the "New Other Creditor Agreement"), and the
--------------                        ----------------------------
Company has caused the Guarantors to execute and deliver a new Other Creditor Guaranty (the "New Other Creditor Guaranty") of the obligations of the Company
               ---------------------------
under the New Other Credit Agreement. The New Other Creditor is willing to participate in the Agreement as an Other Creditor with respect to the New Other Creditor Agreement, upon the terms and conditions set forth herein, and the Company is willing to give its written approval to such participation.

         In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

         1. The New Other Creditor hereby accepts each of the terms of the Agreement with respect to the New Other Creditor Guaranty and the obligations thereunder.

         2. The Company hereby represents and warrants that all conditions precedent to the addition of the New Other Creditor as an Other Creditor pursuant to Section 4.5 of the Agreement have been satisfied.

         3. The Company hereby agrees, and the Agent hereby acknowledges, that the New Other Creditor shall constitute an Other Creditor as defined in the Agreement, that the New Other Creditor Agreement shall constitute an Other Creditor Agreement as defined in the Agreement and that the New Other Creditor Guaranty shall constitute an Other Creditor Guaranty as defined in the Agreement.

         4. This instrument may be executed in any number of counterparts, all of which taken together shall constitute one instrument, and any of the parties hereto may execute this instrument by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Other Creditor Supplement to the Intercreditor Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                            [NEW OTHER CREDITOR]

                            By:________________________________________________
                            Title:_____________________________________________

                            PENTAIR, INC.

                            By:________________________________________________
                            Title:_____________________________________________

                            Acknowledged:

                            BANK OF AMERICA, N.A., as
                            Agent

                            By:________________________________________________
                            Title:_____________________________________________

                                   SCHEDULE I

                  Other Creditors and Other Creditor Agreements

Other Creditor                                    Other Creditor Agreement
--------------                                    ------------------------
American United Life Insurance Company            $35,000,000 aggregate principal amount of 6.99% Series
Knights of Columbus                               A Senior Notes Due 2007, $5,000,000 aggregate
Lutheran Brotherhood                              principal amount of 6.79% Series B Senior Notes Due
Mutual of Omaha Insurance Company                 2004 and $10,000,000 aggregate principal amount of
Nationwide Life Insurance Company                 6.74% Series C Senior Notes Due 2004, issued by the
The State Life Insurance Company                  Company pursuant to an Indenture dated as of January
United of Omaha Life Insurance Company            24, 1997.

American General Life Insurance Company           Guaranty Agreement dated as of October 1, 1997, issued
The Variable Annuity Life Insurance               by the Company in respect of the  $50,000,000
Company                                           aggregate principal amount of 6.68% Senior Notes Due
Aid Association for Lutherans                     October 1, 2003, issued by Pentair Nova Scotia Co.
Lutheran Brotherhood                              pursuant to a Note Purchase Agreement dated as of
Knights of Columbus                               October 1, 1997.
Indianapolis Life Insurance Company
London Life Insurance Company
Berkshire Life Insurance Company
Ameritas Variable Life Insurance Company

The Prudential Assurance Company Limited          Deed of Guarantee dated as of 21 May 1999, issued by
Panther CDO I B.V.                                the Company in respect of the (pound)19,000,000 aggregate
                                                  principal amount of 6.70% Senior Notes Due 2004, issued by
                                                  Pentair UK Limited pursuant to a Note Purchase Agreement
                                                  dated as of 21 May 1999.

Nationwide Life Insurance Company                 $15,000,000 aggregate principal amount of 6.82% Senior
                                                  Notes Due June 30, 2003,

                                                  issued by the Company pursuant to a Note Purchase Agreement dated November 1, 1992, as amended.

                                 Schedule I-1

U.S. Bank National Association                    Credit Agreement dated as of October 13, 1999.

                                 Schedule I-2

                                  SCHEDULE II

                            Other Credit Guaranties



                                 Schedule II-1